UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014
___________

VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54‑1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant's telephone number, including area code: (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 11, 2014, Valley Financial Corporation (the “Corporation”) announced that it will report first quarter 2014 results before the market opens on Friday, April 25, 2014. In connection with this earnings announcement, Ellis L. Gutshall, President and Chief Executive Officer of the Corporation and Kimberly B. Snyder, Executive Vice President and Chief Financial Officer of the Corporation, will host a conference call at 11:00 AM ET on Friday, April 25, 2014, to discuss results and answer questions.

To participate in the conference call, dial toll free (888) 317-6016 (no passcode required) approximately 5 to 10 minutes before the beginning of the call. If you are unable to participate at that time, a digital replay of the call will be available from 1:00 PM ET on Friday, April 25, 2014 through 9:00 AM ET on Thursday, May 15, 2014, by dialing toll free (877) 344-7529 and using passcode #10043341.

A press release announcing the earnings call is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Description
99.1      Press Release dated April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:	April 11, 2014	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1            Press Release dated April 11, 2014